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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                    Innovative Solutions and Support, Inc.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)


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                    INNOVATIVE SOLUTIONS AND SUPPORT, INC.
                                 420 Lapp Road
                          Malvern, Pennsylvania 19355
                                (610) 889-9898

                              ------------------


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                              CHANGE IN LOCATION
                              ------------------


     Innovative Solutions and Support, Inc. announces a change in location for the Annual Meeting of Shareholders that will take place on October 31, 2001 at 10:00 a.m., Eastern Standard Time. The changed location will be at the company's new design, manufacturing and office facility located at:

                            720 Pennsylvania Drive
                            Exton, PA  19341

     Please refer to the previously distributed proxy statement for important information regarding the proposals to be voted upon at the meeting. If you do not expect to attend the meeting in person, please sign and date the proxy card which was previously delivered to you and return it promptly.

     Shareholders who have questions about the location of the annual meeting or would like additional copies of the proxy statement or the proxy card should contact the Company's Chief Financial Officer by calling (610) 651-5550.

     Briefly, the new facility can easily be reached from the Pennsylvania Turnpike at Exit #23. Proceed North on Route 100 for approximately one-half mile and at the 2nd traffic light turn left onto Township Line Road. This road immediately becomes Pennsylvania Drive and we are on the right side of the street